ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1

Arrow Electronics Reports Strong Second-Quarter 2026 Results

--Total Revenue of $10.0 billion, up 32% Year-over-Year, Above High End of Guidance--

--Diluted earnings Per Share of $5.26 and Non-GAAP Earnings Per Share of $5.45, Both Above High End of Guidance--

CENTENNIAL, Colo.--(BUSINESS WIRE)- Aug. 6, 2026--Arrow Electronics, Inc. (NYSE:ARW) today announced financial results for its second quarter of 2026.

“Arrow delivered another strong quarter, underpinned by meaningful year-over-year growth in revenue, profit margin and earnings per share, all of which exceeded expectations,” said Bill Austen, Arrow’s interim president and chief executive officer. “Both our Global Components and Global Enterprise Computing Solutions businesses continue to demonstrate strong strategic execution, supported by healthy demand across regions, end markets and customer segments. Book-to-bill ratios remain well above parity, and our backlog continues to build in both size and duration.”

“Our results are the tangible outcome of the dedication, effort, decisions, and tradeoffs put forward by everyone at Arrow. The results also reinforce our belief in the strength of our business and our ability to continue delivering profitable growth. Together with our higher-margin, value-added offerings, scalable operating model and focused capital allocation strategy, we believe Arrow is well positioned to create long-term value for our suppliers, customers and shareholders.”

Arrow Consolidated
	Quarter Ended			Six Months Ended
	July 4,	June 28,		July 4,	June 28,
(in millions except per share data)	2026	2025	Change	2026	2025	Change
Consolidated sales	$9,992	$7,580	32%	$19,466	$14,394	35%
Net income attributable to shareholders	273	188	45%	508	267	90%
Net income per diluted share	5.26	3.59	47%	9.81	5.09	93%
Non-GAAP net income attributable to shareholders (1)	283	127	122%	553	222	149%
Non-GAAP net income per diluted share (1)	5.45	2.43	124%	10.67	4.23	152%

In the second quarter of 2026, sales increased 32 percent year over year and increased 30 percent year over year on a constant currency basis. Changes in foreign currencies had a positive impact on growth of $93.5 million on sales and $0.09 on earnings per share on a diluted basis compared to the second quarter of 2025.

Global Components
	Quarter Ended			Six Months Ended
	July 4,	June 28,		July 4,	June 28,
(in millions)	2026	2025	Change	2026	2025	Change
Global Components sales	$7,366	$5,285	39%	$14,006	$10,063	39%
Global Components operating income	396	187	112%	760	358	112%
Global Components non-GAAP operating income (1)	397	189	110%	762	362	111%

In the second quarter of 2026, Global Components sales increased 39 percent year over year and increased 38 percent year over year on a constant currency basis. Americas Components second-quarter sales increased 44 percent year over year. EMEA Components second-quarter sales increased 36 percent year over year and increased 32 percent year over year on a constant currency basis. Asia-Pacific Components second-quarter sales increased 38 percent year over year and increased 37 percent year over year on a constant currency basis.

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ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Global Enterprise Computing Solutions ("ECS")
	Quarter Ended			Six Months Ended
	July 4,	June 28,		July 4,	June 28,
(in millions)	2026	2025	Change	2026	2025	Change
Global ECS sales	$2,627	$2,295	14%	$5,460	$4,331	26%
Global ECS operating income	85	97	(12)%	189	174	9%
Global ECS non-GAAP operating income (1)	86	98	(12)%	191	176	8%

In the second quarter of 2026, Global ECS sales increased 14 percent year over year and increased 13 percent year over year on a constant currency basis. Global ECS gross billings increased 14 percent year over year. Global ECS second-quarter operating income and non-GAAP operating income decreased 12 percent year over year. EMEA ECS second-quarter sales increased 20 percent year over year and increased 17 percent year over year on a constant currency basis. Americas ECS second-quarter sales increased 8 percent year over year.

Other Financial Information

In the second quarter of 2026, Arrow generated $318 million of cash flow from operations partly due to the timing of cash flows within Global Components supply chain services offerings. Arrow also repurchased $43 million of shares in the second quarter of 2026.

1 A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the reconciliation tables included herein.

2

Third-Quarter 2026 Outlook

●	Consolidated sales of $9.60 billion to $10.20 billion, with Global Components sales of $7.50 billion to $7.90 billion, and Global ECS sales of $2.10 billion to $2.30 billion
●	Net income per share on a diluted basis of $4.72 to $4.92, and non-GAAP net income per share on a diluted basis of $4.83 to $5.03
●	Average tax rate in the range of 23 percent to 25 percent
●	Interest expense of approximately $50 million
●	Changes in foreign currencies to decrease sales by approximately $27 million, and earnings per share on a diluted basis by $0.01 compared to the third quarter of 2025
●	Changes in foreign currencies to decrease quarter-over-quarter growth in sales by $50 million, and earnings per share on a diluted basis to decrease by $0.04 compared to the second quarter of 2026

Third-Quarter 2026 GAAP to non-GAAP Outlook Reconciliation
NON-GAAP SALES RECONCILIATION
	Quarter Ended			Quarter Ended
	October 3,	September 27,		October 3,	July 4,
(in billions)	2026	2025	% Change	2026	2026	% Change

Global Components sales, GAAP	$$7.50 - 7.90	$5.56	35% - 42%	$$7.50 - 7.90	$7.37	2% - 7%
Impact of changes in foreign currencies	—	(0.01)		—	(0.03)
Global Components sales, constant currency	$$7.50 - 7.90	$5.55	35% - 42%	$$7.50 - 7.90	$7.34	2% - 8%

Global ECS sales, GAAP	$$2.10 - 2.30	$2.16	(3)% - 7%	$$2.10 - 2.30	$2.63	(20)% - (12)%
Impact of changes in foreign currencies	—	(0.02)		—	(0.02)
Global ECS sales, constant currency	$$2.10 - 2.30	$2.14	(2)% - 8%	$$2.10 - 2.30	$2.61	(19)% - (12)%

NON-GAAP EARNINGS RECONCILIATION
	Reported	Intangible amortization	Restructuring &
	GAAP measure	expense	integration charges	Non-GAAP measure
Net income per diluted share	$4.72 to $4.92	$0.07	$0.04	$4.83 to $5.03

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Earnings Presentation

Please refer to the earnings presentation, which can be found at investor.arrow.com, as a supplement to the company’s earnings release. The company may use this website as a means of disclosing material, non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the website noted above, in addition to following the company’s press releases, SEC filings, and public conference calls and webcasts.

Webcast and Conference Call Information

Arrow Electronics will host a conference call to discuss second-quarter 2026 financial results on Aug. 6, 2026, at 4:30 p.m. ET.

A live webcast of the conference call will be available via the events section of investor.arrow.com or by accessing the webcast link directly at https://events.q4inc.com/attendee/235232794. Shortly after the conclusion of the conference call, a webcast replay will be available on the Arrow website for one year.

About Arrow Electronics

Arrow Electronics (NYSE:ARW) sources and engineers technology solutions for thousands of leading manufacturers and service providers. With global 2025 sales of $30.9 billion, Arrow’s portfolio enables technology across major industries and markets. Learn more at arrow.com.

Key Business Metrics

Management uses gross billings as an operational metric to monitor operating performance of its Global ECS reportable segment, including sales performance by geographic region, as it provides meaningful supplemental information in evaluating the overall performance of the Global ECS business. The company uses this key metric to develop financial forecasts, make strategic decisions, and prepare and approve annual budgets. Gross billings represent amounts invoiced to customers for goods and services during a specified period and do not include the impact of recording sales on a net basis or sales adjustments, such as trade discounts and other allowances. The use of gross billings has certain limitations as an analytical tool and should not be considered in isolation or as a substitute for revenue.

Information Relating to Forward-Looking Statements

This press release includes “forward-looking statements,” as the term is defined under the federal securities laws. Forward-looking statements are those statements which are not statements of historical or current fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “would,” “could,” “believes,” “seeks,” “projected,” “potential,” “estimates,” and similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: unfavorable economic conditions or changes, including those that may occur in connection with recession, inflation, tax rates, foreign currency exchange rates, or the availability of capital; impacts of military conflict and sanctions; political instability and changes; trade protection measures, tariffs, increased trade tensions, trade agreements and policies, and other restrictions, duties, and value-added taxes, and the associated macroeconomic impacts; disruptions, shortages, or inefficiencies in the supply chain; non-compliance with certain laws, regulations, or executive orders, such as trade, export, antitrust, and anti-corruption laws, or regulatory restrictions relating to the company or its subsidiaries or the permissibility of third-parties to transact therewith; the inability to realize sufficient sales to cover non-cancellable purchase obligations under certain ECS distribution agreements; changes in relationships with key suppliers; management transitions, including the company’s search for a permanent CEO; changes in product supply, pricing, and customer demand; increased profit-margin pressure resulting from industry conditions, competition, or other factors; other vagaries in the Global Components and the Global ECS markets; changes to applicable laws, regulations, executive orders, or rules relating to government contractors and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, governance, cybersecurity, data privacy, and artificial intelligence issues; commercial disputes, patent infringement claims, product liability lawsuits, or other legal proceedings; foreign tax and other loss contingencies; failure, disruption, or compromise of the company’s information systems or those of a third-party service provider, including unauthorized use or disclosure of company, supplier, or customer information; outbreaks, epidemics, pandemics, or public health crises; the effects of natural or man-made catastrophic events; and the company’s ability to generate positive cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q and the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned

4

not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.

Certain Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information. The company provides the following non-GAAP metrics: sales, gross profit, operating income (including by business segment), income before income taxes, provision for income taxes, consolidated net income, noncontrolling interests, net income attributable to shareholders, effective tax rate, and net income per share on a diluted basis. The foregoing non-GAAP measures are adjusted by certain of the following, as applicable: impact of changes in foreign currencies (referred to as “changes in foreign currencies” or “on a constant currency basis”) by re-translating prior-period results at current period foreign exchange rates; identifiable intangible asset amortization; restructuring, integration, and other; net gains (losses) on investments; inventory recoveries related to the wind down of a business within Global Components (“impact of wind down”); tax adjustments related to the wind down of a business; and employee severance and benefits costs not related to restructuring initiative presented in cost of sales. Management believes that providing this additional information is useful to the reader to better assess and understand the company’s operating performance and future prospects in the same manner as management, especially when comparing results with previous periods. Management typically monitors the business as adjusted for these items, in addition to GAAP results, to understand and compare operating results across accounting periods, for internal budgeting purposes, for short- and long-term operating plans, and to evaluate the company's financial performance. However, analysis of results on a non-GAAP basis should be used as a complement to, in conjunction with, and not as a substitute for, data presented in accordance with GAAP.

Contacts
Investors:	Michael Nelson,
Vice President, Investor Relations
720-654-9893

Media:	John Hourigan,
Vice President, Public Affairs and Corporate Marketing
303-824-4586

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ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)

(Unaudited)

	Quarter Ended		Six Months Ended
	July 4, 2026	June 28, 2025	July 4, 2026	June 28, 2025

Sales	$9,992,237	$7,579,947	$19,465,785	$14,393,964
Cost of sales	8,867,028	6,731,290	17,250,116	12,771,315
Gross profit	1,125,209	848,657	2,215,669	1,622,649
Operating expenses:
Selling, general, and administrative	688,138	600,990	1,344,279	1,163,306
Depreciation and amortization	35,599	35,162	71,652	70,972
Restructuring, integration, and other	24,139	21,919	60,803	39,232
	747,876	658,071	1,476,734	1,273,510
Operating income	377,333	190,586	738,935	349,139
Equity in earnings (losses) of affiliated companies	2,065	(659)	2,961	661
Gain on investments, net	12,044	103,976	6,252	104,116
Post-retirement expense	(999)	(664)	(1,961)	(1,286)
Interest and other financing expense, net	(37,297)	(60,283)	(85,781)	(116,465)
Income before income taxes	353,146	232,956	660,406	336,165
Provision for income taxes	80,311	45,934	151,541	69,279
Consolidated net income	272,835	187,022	508,865	266,886
Noncontrolling interests	124	(727)	1,048	(583)
Net income attributable to shareholders	$272,711	$187,749	$507,817	$267,469
Net income per share:
Basic	$5.32	$3.62	$9.90	$5.14
Diluted	$5.26	$3.59	$9.81	$5.09
Weighted-average shares outstanding:
Basic	51,306	51,856	51,314	52,057
Diluted	51,867	52,342	51,787	52,504

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ARROW ELECTRONICS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands except par value)

(Unaudited)

	July 4,	December 31,
	2026	2025

ASSETS
Current assets:
Cash and cash equivalents	$244,631	$306,467
Accounts receivable, net	28,008,735	19,738,666
Inventories	5,939,587	5,081,863
Other current assets	796,035	533,035
Total current assets	34,988,988	25,660,031
Property, plant, and equipment, at cost:
Land	5,691	5,691
Buildings and improvements	205,840	199,433
Machinery and equipment	1,728,678	1,715,415
	1,940,209	1,920,539
Less: Accumulated depreciation and amortization	(1,479,390)	(1,445,889)
Property, plant, and equipment, net	460,819	474,650
Investments in affiliated companies	62,149	59,315
Intangible assets, net	67,514	77,022
Goodwill	2,109,446	2,120,071
Other assets	687,765	687,049
Total assets	$38,376,681	$29,078,138
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$27,107,855	$17,383,796
Accrued expenses	1,516,824	1,461,261
Short-term borrowings, including current portion of long-term debt	117,539	341
Total current liabilities	28,742,218	18,845,398
Long-term debt	2,053,041	3,084,715
Other liabilities	502,541	489,326

Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2026 and 2025
Issued - 56,094 and 55,838 shares in 2026 and 2025, respectively	56,094	55,838
Capital in excess of par value	613,560	586,993
Treasury stock (5,119 and 4,768 shares in 2026 and 2025, respectively), at cost	(554,346)	(483,571)
Retained earnings	7,059,909	6,552,092
Accumulated other comprehensive loss	(170,036)	(126,640)
Total shareholders’ equity	7,005,181	6,584,712
Noncontrolling interests	73,700	73,987
Total equity	7,078,881	6,658,699
Total liabilities and equity	$38,376,681	$29,078,138

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ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Quarter Ended
	July 4, 2026	June 28, 2025
Cash flows from operating activities:
Consolidated net income:	$272,835	$187,022
Adjustments to reconcile consolidated net income to net cash provided by (used for) operations:
Depreciation and amortization	35,599	35,162
Amortization of stock-based compensation	12,816	11,641
Equity in earnings of affiliated companies	(2,065)	659
Deferred income taxes	2,649	11,092
Loss on dispostions of businesses, net	14,264	—
Gain on investments, net	(11,917)	(103,863)
Other	289	376
Change in assets and liabilities
Accounts receivable, net	(2,058,576)	(2,627,707)
Inventories	(219,734)	108,833
Accounts payable	2,364,684	2,200,976
Accrued expenses	105,671	(2,027)
Other assets and liabilities	(198,166)	(28,060)
Net cash provided by (used for) operating activities	318,349	(205,896)
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(21,138)	(18,618)
Proceeds from settlement of net investment hedges	—	24,858
Proceeds from sale of investments in equity securities	—	100,000
Net cash (used for) provided by investing activities	(21,138)	106,240
Cash flows from financing activities:
Change in short-term and other borrowings	4,581	274,187
(Repayments of) proceeds from long-term bank borrowings, net	(300,074)	50,566
Redemption of notes	—	(350,000)
Proceeds from exercise of stock options	5,393	2,299
Repurchases of common stock	(41,855)	(50,736)
Other	(153)	(148)
Net cash used for financing activities	(332,108)	(73,832)
Effect of exchange rate changes on cash	(6,984)	163,576
Net decrease in cash and cash equivalents	(41,881)	(9,912)
Cash and cash equivalents at beginning of period	286,512	231,882
Cash and cash equivalents at end of period	$244,631	$221,970

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ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended
	July 4, 2026	June 28, 2025
Cash flows from operating activities:
Consolidated net income:	$508,865	$266,886
Adjustments to reconcile consolidated net income to net cash provided by operations:
Depreciation and amortization	71,652	70,972
Amortization of stock-based compensation	22,415	30,200
Equity in earnings of affiliated companies	(2,961)	(661)
Deferred income taxes	12,403	5,251
Loss on disposition of businesses, net	22,830	—
Gain on investments, net	(6,046)	(103,895)
Other	(173)	(302)
Change in assets and liabilities:
Accounts receivable, net	(8,338,902)	(1,896,481)
Inventories	(876,277)	46,449
Accounts payable	9,755,373	1,949,919
Accrued expenses	112,581	(81,710)
Other assets and liabilities	(263,659)	(140,845)
Net cash provided by operating activities	1,018,101	145,783
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(53,246)	(43,597)
Proceeds from settlement of net investment hedges	—	24,858
Proceeds from sale of investments in equity securities	—	100,000
Net cash (used for) provided by investing activities	(53,246)	81,261
Cash flows from financing activities:
Change in short-term and other borrowings	7,262	454,803
Repayments of long-term bank borrowings, net	(923,170)	(413,657)
Redemption of notes	—	(350,000)
Proceeds from exercise of stock options	10,431	3,203
Repurchases of common stock	(75,147)	(110,149)
Other	(153)	(148)
Net cash used for financing activities	(980,777)	(415,948)
Effect of exchange rate changes on cash	(45,914)	222,067
Net (decrease) increase in cash and cash equivalents	(61,836)	33,163
Cash and cash equivalents at beginning of period	306,467	188,807
Cash and cash equivalents at end of period	$244,631	$221,970

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ARROW ELECTRONICS, INC.

ECS Gross Billings

(In thousands)

(Unaudited)

Global Enterprise Computing Solutions - Gross Billings(1)
	Quarter Ended			Six Months Ended
	July 4,	June 28,		July 4,	June 28,
	2026	2025	% Change	2026	2025	% Change
Gross billings:
Americas ECS	$2,693,364	$2,543,759	6%	$5,652,975	$4,851,496	17%
EMEA ECS	3,162,931	2,596,209	22%	6,636,643	4,927,426	35%
Global ECS	$5,856,295	$5,139,968	14%	$12,289,618	$9,778,922	26%

(1)	Refer to page 4 for discussion about key business metrics. Gross billings are not a substitute for revenue.

b

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ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended
	July 4, 2026	June 28, 2025	% Change

Consolidated sales, as reported	$9,992,237	$7,579,947	31.8%
Impact of changes in foreign currencies	—	93,482
Consolidated sales, constant currency	$9,992,237	$7,673,429	30.2%

Global Components sales, as reported	$7,365,625	$5,284,898	39.4%
Impact of changes in foreign currencies	—	58,847
Global Components sales, constant currency	$7,365,625	$5,343,745	37.8%

Americas Components sales, as reported	$2,454,521	$1,707,522	43.7%
Impact of changes in foreign currencies	—	203
Americas Components sales, constant currency	$2,454,521	$1,707,725	43.7%

EMEA Components sales, as reported	$1,938,784	$1,426,944	35.9%
Impact of changes in foreign currencies	—	45,924
EMEA Components sales, constant currency	$1,938,784	$1,472,868	31.6%

Asia Components sales, as reported	$2,972,320	$2,150,432	38.2%
Impact of changes in foreign currencies	—	12,720
Asia Components sales, constant currency	$2,972,320	$2,163,152	37.4%

Global ECS sales, as reported	$2,626,612	$2,295,049	14.4%
Impact of changes in foreign currencies	—	34,635
Global ECS sales, constant currency	$2,626,612	$2,329,684	12.7%

Americas ECS sales, as reported	$1,135,513	$1,052,785	7.9%
Impact of changes in foreign currencies	—	(185)
Americas ECS sales, constant currency	$1,135,513	$1,052,600	7.9%

EMEA ECS sales, as reported	$1,491,099	$1,242,264	20.0%
Impact of changes in foreign currencies	—	34,820
EMEA ECS sales, constant currency	$1,491,099	$1,277,084	16.8%

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ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Six Months Ended
	July 4, 2026	June 28, 2025	% Change

Consolidated sales, as reported	$19,465,785	$14,393,964	35.2%
Impact of changes in foreign currencies	—	366,996
Consolidated sales, constant currency	$19,465,785	$14,760,960	31.9%

Global Components sales, as reported	$14,005,960	$10,062,620	39.2%
Impact of changes in foreign currencies	—	213,545
Global Components sales, constant currency	$14,005,960	$10,276,165	36.3%

Americas Components sales, as reported	$4,766,668	$3,276,092	45.5%
Impact of changes in foreign currencies	—	791
Americas Components sales, constant currency	$4,766,668	$3,276,883	45.5%

EMEA Components sales, as reported	$3,703,963	$2,766,945	33.9%
Impact of changes in foreign currencies	—	188,215
EMEA Components sales, constant currency	$3,703,963	$2,955,160	25.3%

Asia Components sales, as reported	$5,535,329	$4,019,583	37.7%
Impact of changes in foreign currencies	—	24,539
Asia Components sales, constant currency	$5,535,329	$4,044,122	36.9%

Global ECS sales, as reported	$5,459,825	$4,331,344	26.1%
Impact of changes in foreign currencies	—	153,451
Global ECS sales, constant currency	$5,459,825	$4,484,795	21.7%

Americas ECS sales, as reported	$2,320,563	$1,962,688	18.2%
Impact of changes in foreign currencies	—	4,550
Americas ECS sales, constant currency	$2,320,563	$1,967,238	18.0%

EMEA ECS sales, as reported	$3,139,262	$2,368,656	32.5%
Impact of changes in foreign currencies	—	148,901
EMEA ECS sales, constant currency	$3,139,262	$2,517,557	24.7%

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ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

1

Three months ended July 4, 2026
	Reported	Intangible	Restructuring,	Impact of
	GAAP	amortization	Integration	Wind		Non-GAAP
	measure	expense	and other	Down(1)	Other(2)	measure
Operating income	$377,333	$4,753	$24,139	$(2,970)	$—	$403,255
Income before income taxes	353,146	4,753	24,139	(2,970)	(12,044)	367,024
Provision for income taxes	80,311	1,162	6,752	(944)	(2,892)	84,389
Consolidated net income	272,835	3,591	17,387	(2,026)	(9,152)	282,635
Noncontrolling interests	124	—	—	—	—	124
Net income attributable to shareholders	$272,711	$3,591	$17,387	$(2,026)	$(9,152)	$282,511
Net income per diluted share (5)	$5.26	$0.07	$0.34	$(0.04)	$(0.18)	$5.45
Effective tax rate (6)	22.7%					23.0%

Three months ended June 28, 2025
	Reported	Intangible	Restructuring,	Impact of
	GAAP	amortization	Integration	Wind		Non-GAAP
	measure	expense	and other	Down(1)	Other(3)	measure
Operating income	$190,586	$4,870	$21,919	$(2,172)	$172	$215,375
Income before income taxes	232,956	4,870	21,919	(2,172)	(103,804)	153,769
Provision for income taxes	45,934	1,208	5,747	(689)	(25,119)	27,081
Consolidated net income	187,022	3,662	16,172	(1,483)	(78,685)	126,688
Noncontrolling interests	(727)	24	—	—	—	(703)
Net income attributable to shareholders	$187,749	$3,638	$16,172	$(1,483)	$(78,685)	$127,391
Net income per diluted share (5)	$3.59	$0.07	$0.31	$(0.03)	$(1.50)	$2.43
Effective tax rate (6)	19.7%					17.6%

13

ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

Six months ended July 4, 2026
	Reported	Intangible	Restructuring,	Impact of
	GAAP	amortization	Integration	Wind		Non-GAAP
	measure	expense	and other(4)	Down(1)	Other(2)	measure
Operating income	$738,935	$9,518	$60,803	$(5,218)	$—	$804,038
Income before income taxes	660,406	9,518	60,803	(5,218)	(6,252)	719,257
Provision for income taxes	151,541	2,326	14,804	(1,651)	(1,501)	165,519
Consolidated net income	508,865	7,192	45,999	(3,567)	(4,751)	553,738
Noncontrolling interests	1,048	—	—	—	—	1,048
Net income attributable to shareholders	$507,817	$7,192	$45,999	$(3,567)	$(4,751)	$552,690
Net income per diluted share (5)	$9.81	$0.14	$0.86	$(0.07)	$(0.09)	$10.67
Effective tax rate (6)	22.9%					23.0%

Six months ended June 28, 2025
	Reported	Intangible	Restructuring,	Impact of
	GAAP	amortization	Integration	Wind		Non-GAAP
	measure	expense	and other	Down(1)	Other(3)	measure
Operating income	$349,139	$10,230	$39,232	$(4,639)	$172	$394,134
Income before income taxes	336,165	10,230	39,232	(4,639)	(103,944)	277,044
Provision for income taxes	69,279	2,524	10,098	(1,470)	(25,152)	55,279
Consolidated net income	266,886	7,706	29,134	(3,169)	(78,792)	221,765
Noncontrolling interests	(583)	156	—	—	—	(427)
Net income attributable to shareholders	$267,469	$7,550	$29,134	$(3,169)	$(78,792)	$222,192
Net income per diluted share (5)	$5.09	$0.14	$0.55	$(0.06)	$(1.50)	$4.23
Effective tax rate (6)	20.6%					20.0%

1

(1) Includes recoveries of inventory related to the wind down of a business.

(2) Other includes gain on investments, net.

(3) Other includes gain on investments, net, non-recurring tax items, and employee severance and benefits costs not related to restructuring initiative presented in cost of sales.

(4) Includes restructuring, integration, and other charges, and tax adjustments related to the wind down of a business.

(5) The sum of the components for non-GAAP diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

(6) The items as shown in this table, represent the reconciling items for the tax rate as reported and as a non-GAAP measure.

14

ARROW ELECTRONICS, INC.

SEGMENT INFORMATION

(In thousands)

(Unaudited)

	Quarter Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2026	2025	2026	2025
Sales:
Global Components	$7,365,625	$5,284,898	$14,005,960	$10,062,620
Global ECS	2,626,612	2,295,049	5,459,825	4,331,344
Consolidated	$9,992,237	$7,579,947	$19,465,785	$14,393,964
Operating income:
Global Components (a)	$396,275	$186,808	$759,794	$358,193
Global ECS (b)	85,375	96,969	189,113	174,283
Segment operating income	$481,650	$283,777	$948,907	$532,476
Corporate operating expenses (c)	(104,317)	(93,191)	(209,972)	(183,337)
Consolidated	$377,333	$190,586	$738,935	$349,139

(a)	Global Components operating income includes $3.0 million and $5.2 million in inventory recoveries related to the wind down of a business for the second quarter and first six months of 2026, respectively, and $2.2 million and $4.6 million in inventory recoveries related to the wind down of a business for the second quarter and first six months of 2025.
(b)	Global ECS operating income includes $26.6 million and $48.3 million in losses related to the underperformance of certain non-cancellable multi-year purchase obligations during the second quarter and first six months of 2026, respectively.
(c)	Corporate unallocated operating expenses includes restructuring, integration, and other charges of $24.1 million and $60.8 million for the second quarter and first six months of 2026, respectively, and $21.9 million and $39.2 million for the second quarter and first six months of 2025, respectively.

15

ARROW ELECTRONICS, INC.

NON-GAAP SEGMENT RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2026	2025	2026	2025
Global Components gross profit, as reported	$856,503	$591,454	$1,663,251	$1,146,399
Impact of wind down to inventory	(2,970)	(2,172)	(5,218)	(4,639)
Other	—	172	—	172
Global Components non-GAAP gross profit	$853,533	$589,454	$1,658,033	$1,141,932
Global Components gross profit as a percentage of sales, as reported	11.6%	11.2%	11.9%	11.4%
Global Components non-GAAP gross profit as a percentage of sales	11.6%	11.2%	11.8%	11.3%

Global ECS gross profit, as reported	$268,706	$257,203	$552,418	$476,250
Global ECS gross profit as a percentage of sales, as reported	10.2%	11.2%	10.1%	11.0%

	Quarter Ended		Six Months Ended
	July 4,	June 28,	July 4,	June 28,
	2026	2025	2026	2025
Global Components operating income, as reported	$396,275	$186,808	$759,794	$358,193
Intangible assets amortization expense	3,824	3,945	7,661	8,383
Impact of wind down to inventory	(2,970)	(2,172)	(5,218)	(4,639)
Other	—	172	—	172
Global Components non-GAAP operating income	$397,129	$188,753	$762,237	$362,109
Global Components operating income as a percentage of sales, as reported	5.4%	3.5%	5.4%	3.6%
Global Components non-GAAP operating income as a percentage of sales	5.4%	3.6%	5.4%	3.6%

Global ECS operating income, as reported	$85,375	$96,969	$189,113	$174,283
Intangible assets amortization expense	929	925	1,857	1,847
Global ECS non-GAAP operating income	$86,304	$97,894	$190,970	$176,130
Global ECS operating income as a percentage of sales, as reported	3.3%	4.2%	3.5%	4.0%
Global ECS non-GAAP operating income as a percentage of sales	3.3%	4.3%	3.5%	4.1%

14

NON-GAAP SEGMENT RECONCILIATIONS

16